UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement           [ ] CONFIDENTIAL, FOR USE OF THE
                                                   COMMISSION ONLY (AS PERMITTED
                                                   BY RULE 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     PHAGE THERAPEUTICS INTERNATIONAL, INC.
        ----------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

                                       N/A
        ----------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    [X]  No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

     1)   Title of each class of securities to which transaction applies:

                                                             ------------------

     2)   Aggregate number of securities to which transaction applies:

                                                             ------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                                             ------------------

     4)   Proposed maximum aggregate value of transaction:
                                                             ------------------
     5)   Total fee paid:

                        ---------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:
                                     ----------------------------------------
         2)   Form, Schedule or Registration Statement No.:
                                                          -------------------
         3)   Filing Party:
                           ------------------
         4)   Date Filed:
                         --------------------

                     PHAGE THERAPEUTICS INTERNATIONAL, INC.
                        19017 120th AVENUE NE, SUITE 102
                            BOTHELL, WASHINGTON 98011
                                 (425) 481-6255

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


Notice if hereby given to all stockholders that the 2001 annual meeting of Shareholders of Phage Therapeutics International Inc. ("Phage") will be held at 19017 120TH Avenue NE, Suite 102, Bothell, Washington 98011, on May 22, 2001 at 2:00 p.m., Pacific Daylight Time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

     1. To elect four persons to Phage's Board of Directors to serve until the next annual general meeting of stockholders and until their respective successors are elected and qualify; directors of Phage for terms expiring in 2002;

     2. To ratify the selection of Davidson & Company as the auditors of Phage for the current fiscal year;

     3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Only shareholders of Phage of record at the close of business on April 16, 2001, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING MAY BE ASSURED. The giving of a proxy does not affect your right to vote in person in the event you attend the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS


/s/ Richard Honour
---------------------------------
DR. RICHARD HONOUR
CEO, PRESIDENT, SECRETARY & DIRECTOR


May 2, 2001

Bothell, Washington

Approximate date of mailing: May 2, 2001

                     PHAGE THERAPEUTICS INTERNATIONAL, INC.

                        19017 120th AVENUE NE, SUITE 102
                            BOTHELL, WASHINGTON 98011
                                 (425) 481-6255


                                 PROXY STATEMENT

                 INFORMATION CONCERNING VOTING AND SOLICITATION

General

     The enclosed proxy is being solicited on behalf of the Board of Directors (the "Board of Directors" or the "Board") of Phage Therapeutics International, Inc., a Florida corporation (the "Company" or "Phage"), for use at the annual meeting of Shareholders of Phage to be held on May 22, 2001 at 2:00 P.M. Pacific Daylight Time (the "Annual Meeting"), or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual Meeting and any business properly brought before the Annual Meeting. Proxies are solicited to give all shareholders of record an opportunity to vote on matters properly presented at the Annual Meeting. Phage intends to mail this proxy statement and accompanying proxy card on or about May 2, 2001 to all shareholders entitled to vote at the Annual Meeting. The Annual Meeting will be held at 19017 120th Avenue NE, Suite 102, Bothell, Washington 98011.

Who Can Vote

     You are entitled to vote if you were a shareholder of record of Phage common stock (the "Common Stock") as of the close of business on April 16, 2001. Your shares can be voted at the Annual Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

     At the close of business on April 16, 2001, there were outstanding and entitled to vote 10,895,444 shares of Common Stock. Holders of Common Stock entitled to one-third of the votes of the outstanding shares of Common Stock, represented in person or by proxy, will constitute a quorum at the Annual Meeting.

Proxy Card and Revocation of Proxy

     If you sign the proxy card but do not specify how you want your shares to be voted, your shares will be voted by the proxy holders named in the enclosed proxy in favor of the election of all of the director nominees and in favor of ratification of the selection of Davidson & Company, Chartered Accountants as the independent auditors for the year ending December 31, 2001. In their discretion, the proxy holders named in the enclosed proxy are authorized to vote on any other matters that may properly come before the Annual Meeting and at any continuation, postponement or adjournment thereof. The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. In addition, since no shareholder proposals or nominations were received on a timely basis, no such matters may be brought at the Annual Meeting.

     If you vote by proxy, you may revoke that proxy at any time before it is voted at the Annual Meeting. You can revoke your proxy by sending to the Secretary of Phage a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting in person and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Voting of Shares

     Shareholders of record of Phage on April 16, 2001 are entitled to one vote for each share of Common Stock held on all matters to be voted upon at the meeting. You may vote by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received 24 hours before the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Counting of Votes

     All votes will be tabulated by the scrutineer appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. An abstention will not be counted for or against that proposal. Shares represented by proxies that reflect a broker "non- vote" will be counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" will be treated as unvoted for purposes of determining approval of a proposal and will not be counted as "for" or "against" that proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions for the beneficial owner.

Solicitation of Proxies

     Phage will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of the Common Stock in their names that are beneficially owned by others to forward to these beneficial owners. Phage may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of Phage. No additional compensation will be paid to directors, officers of other regular employees for such services.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     Under Florida law and Phage's Bylaws and Articles of Incorporation, the number of directors of the Company shall be fixed from time to time, within the limits specified by the Articles of Incorporation, by resolution of the Board of Directors. Directors shall be elected in the manner and hold office for the term as prescribed in the Articles of Incorporation. Directors must be natural persons who are 18 years of age or older but need not be residents of the State of Florida, shareholders of the Corporation or citizens of the United States. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the size of the Board of Directors) will serve for the remainder of the full term in which the vacancy occurred and until such director's successor is elected and qualified, or until such director's earlier death, resignation or removal.

     Directors are elected by a plurality of the votes, which means the four nominees who receive the largest number of properly cast votes will be elected as directors. Each share of Common Stock is entitled to one vote for each of the four nominees. Cumulative voting is not permitted. It is the intention of the proxy holders named in the enclosed proxy to vote the proxies received by them for the election of the nominees named below unless authorization to do so is withheld. If any nominee should become unavailable for election prior to the Annual Meeting, an event which currently is not anticipated by the Board, the proxies will be voted for the election of a substitute nominee or nominees proposed by the Board of Directors. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.






                           -(continued on next page)-

Nominees for Election for a One Year Term Expiring at the 2002 Annual Meeting


    Name             Age    Director or Officer Since   Position with Company
    ----             ---    -------------------------   ---------------------
Dr. Richard Honour   61      August 15, 2000           CEO, President, Secretary
                                                       & Director
Darren Pylot         33      May 26, 1998              CFO & Director
Gaetano Morello      37      February 8, 2000          Director
Robert Miller        47      March 14, 2001            Chairman of the Board &
                                                       Director

     The terms of office of Dr. Richard Honour, Mr. Darren Pylot, Mr. Robert Miller, and Dr. Gaetano Morello expire in 2001 and all are nominees for election to the Board. Each of the nominees would serve until his successor is elected and qualified, or until such director's earlier death, resignation or removal. If elected at the Annual Meeting, Doctors Honour and Morello and Messrs. Pylot and Miller would each serve until the 2002 Annual Meeting.

     There are no family relationships among any of the directors of Phage.

Biographical Information

     Set forth below is biographical information for each person nominated and for each person whose term of office as a director will continue after the Annual Meeting.

     Dr. Richard Honour, PhD., was appointed President, and Chief Executive Officer on March 6, 2001 and continues to serve as Secretary and Director since his appointment on August 15, 2000. Dr. Honour also served as Vice President of Research and Development from August 15, 2000. Dr. Honour has also previously served as President and Chief Executive Officer of Phage from October 27, 1998 to December 16, 1999. From 1983 to 1985 he served as President & CEO of ZymoGenetics, a company dedicated to the identification of novel proteins to treat and prevent human diseases. He also served as President and CEO from 1985 to 1990 of MicroProbe Corporation, a company which uses a scanning electron microscope for qualitative and quantitative chemical analysis. He also served as Executive VP for Pharmaceutical Development with Cytran, Inc., a private biopharmaceutical company dedicated to developing and commercializing small peptides for the treatment of cancer and other diseases from 1991 to 1995. Between 1995 to 1997 he worked with the investment banking firm of Chanen, Painter & Co. Previously, Dr. Honour served for ten years as the Executive Director of a National Cancer Institute-sponsored clinical trials research program at the University of Southern California, School of Medicine, which evaluated new cancer therapeutic agents and multidisciplinary regimens, where he also held a faculty appointment. His career and experience have focused on the discovery and development of diagnostic and therapeutic products for human infectious diseases and cancer. Dr. Honour earned a Doctorate degree from the University of California where he specialized in microbiology. He is a Director for several private technology and health care companies and he is a biotechnology and health care advisor for the Washington Technology Center, University of Washington, as well as for two venture capital firms.

     Mr. Darren Pylot was appointed Chief Financial Officer of Phage on March 6, 2001 and continues to be a Director of the Company since his appointment on May 26, 1998. Prior to Mr. Pylot becoming Chief Financial Officer, Mr. Pylot held the position of President since May 26, 1998. Mr. Pylot has also served as Chief Executive Officer from March 15, 1999 to March 6, 2001. Mr. Pylot is the founder and President of Stealth Investments Corp., a private British Columbia company which provides management services. Since 1994 he has been the President and a Director of Serena Resources Ltd., a publicly traded mineral exploration company. From January 1997 to August 1999, Mr Pylot was a Director of Stamford International Inc., a publicly traded holding company which has a controlling interest in Nanovation Technologies Inc., a company who has an exclusive license from Northwestern University for the world wide rights to the Photonic wire microvcavity laser project, and that has funded construction of a nano-fabrication laboratory on the Northwestern University campus. Mr. Pylot no longer has any affiliation with Stamford International, Inc.

     Dr. Gaetano Morello was appointed Director of Phage on February 8, 2000 and appointed Chairman from March 13, 2000 until his resignation as Chairman on March 14, 2001. He is a licensed naturopathic physician practicing in West Vancouver, British Columbia and a contributing author to several medical publications, including The American Journal of Natural Medicine. Dr. Morello lectures in Canada, the United States, Germany and Italy on the scientific basis of natural medicine. Dr. Morello has experience in the clinical applications of the scientific foundations of natural medicine. From 1992 to 1999, Dr. Morello was a medical consultant at Enzymatic Therapy Canada, Inc., a herbal supplements and vitamin producer, with its own in-house testing laboratory. Also from 1992 to 1999, Dr. Morello was a Clinician at the West Vancouver Clinic of
Naturopathic Medicine. From 1999 to the present, Dr. Morello is Managing Director and President of Operations of Enzymatic Therapy Canada, Inc. and a Clinician at the NaturoMed Clinic, a naturopathic clinic.

     Mr. Robert Miller was appointed Chairman of the Board of Directors and a Director on March 14, 2001. From 1990 to 1996, Mr. Miller was President and a Director of Consolidated Madison Holdings Ltd. which was involved in Brazilian resource exploration. In 1996, the name of Consolidated Madison Holdings Ltd. changed to Ourominas Minerals Inc., which is listed on the Canadian Ventures Exchange ("CDNX") and the Toronto Stock Exchange ("TSE"). Mr. Miller continued working with Consolidated Madison Holdings Ltd. until 1997. From 1996 to 1998, Mr. Miller was also a Director of Zmax Corporation, a computer software development company. Since 1991, Mr. Miller has held the position of President of Job Industries Ltd., an inactive CDNX high tech industrial cleaning company. Mr. Miller has also served as a Director of Stamford International, Inc., since 1999. Stamford International, Inc. is a holding company which has a controlling interest in Nanovation Technologies Inc., a company who has an exclusive license from Northwestern University for the world wide rights to the Photonic wire microvcavity laser project, and that has funded construction of a nano-fabrication laboratory on the Northwestern University campus. From 2000 to the present, Mr. Miller has been Directors of both Life Span Biosciences Inc., a biotechnology research company, and Digital Snaps, Inc., a digital inventory technology company.

Phage does not have an audit or other Board committees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOUR OF EACH NAMED NOMINEE


                                   PROPOSAL 2
                      RATIFICATION OF SELECTION OF AUDITORS

     The Board of Directors has selected Davidson & Company, Chartered Accountants as Phage's independent auditors for the year ending December 31, 2001, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the Annual Meeting. Davidson & Company has audited Phage's financial statements since Phage's inception in 1997. No representatives from Davidson & Company will be attending the Annual Meeting.

     Shareholder ratification of the selection of Davidson & Company as Phage's independent auditors is not required by the Bylaws or otherwise. However, the Board is submitting the selection of Davidson & Company to the shareholders for ratification as a matter of corporate practice. If the shareholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interests of Phage and its shareholders.

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to ratify the selection of Davidson & Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2


             SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information regarding the beneficial ownership of Phage's Common Stock as of April 16, 2001, by: (i) each director;
(ii) each person who served as Phage's Chief Executive Officer during the year ended December 31, 2000, and each of its four most highly compensated other executive officers

(collectively the "Named Executive Officers") for the year ended December 31, 2000 and (iii) all directors, Named Executive Officers and executive officers of Phage as a group. To Phage's knowledge, there were no other unnamed directors, nor executive officers beneficially owning more than 5% of the Common Stock as of April 16, 2001.


                                                                   Amount and Nature of Beneficial Ownership
Title of Class      Name                                            Number(1)                Percentage(2)
--------------      ----                                            ---------                -------------
Common              Robert Miller(3)                               1,500,514(4)                 16.74%
Common              Richard Honour(3)                              350,000 (5)                  0.91%
Common              Darren Pylot(3)                                120,100 (6)                  0.0009%
Common              Gaetano Morello(3)                             225,000(7)                   0.91%
Common              Kenneth E. Lehman(3)                           21,250(8)
Common              All directors, Named Executive Officers
                    and executive officers as a group (5           2,216,864                    18.56%
                    persons)

     1. Information in this table regarding directors, Named Executive Officers and executive officers is based on information provided by them. Unless otherwise indicated in the footnotes and subject to community property laws where applicable, each of the directors, Named Executive Officers and executive officers has sole voting and/or investment power with respect to such shares.

     2. The percentage is based on the current issued and outstanding share capital and has not been adjusted for the exercise of stock options or warrants currently outstanding and exercisable.

     3. The address for this party is 19017 120th Avenue NE, Suite 102, Bothwell, Washington 98011.

     4. Mr. Miller holds 512,418 of the above shares of common stock in the name of Auron 2000, Inc., a Florida corporation. Mr. Miller is the sole stockholder of Auron 2000, Inc. This number includes 301,429 shares of common stock which Mr. Miller acquired but has not yet been issued pursuant to a securities purchase agreement dated October 23, 2000. This number also includes 524,762 shares of common stock which may be acquired on exercise of warrants and an additional 100,000 shares of common stock which may be acquired on exercise of stock options all held by Mr. Miller which are presently exercisable.

     5. Includes 250,000 shares of common stock to be issued on exercise of stock options held by Dr. Honour which are presently exercisable.

     6. Mr. Pylot holds 100 of the above shares of common stock in the name of Stealth Investments Corp., a British Columbia corporation. Mr. Pylot is the sole stockholder of Stealth Investments Limited. This number includes 120,000 shares of common stock to be issued on exercise of stock options held by Mr. Pylot which are presently exercisable.

     7. Includes 100,000 shares of common stock which may be acquired on exercise of warrants and an additional 25,000 shares of common stock which may be acquired on exercise of stock options all held by Mr. Morello which are presently exercisable.

     8. Includes 21,250 shares of common stock to be issued on exercise of stock options held by Mr. Lehman which are presently exercisable.

                             EXECUTIVE COMPENSATION

Compensation of Directors

     Cash Compensation
     -----------------

     Directors of the Company have not received any cash compensation, directly or indirectly, for their services rendered as directors during the most recently completed financial year of Phage. Phage does not have any non-cash compensation plans for its Directors and it does not propose to pay or distribute any non-cash compensation during the current financial year, other than pursuant to the granting of stock options. Non-employee directors are entitled to receive stock option grants as compensation for their service as directors. The members of the Board of Directors are entitled to reimbursement of their expenses incurred in connection with attendance at Board and committee meetings in accordance with Company policy.

Compensation of Executive Officers

     Summary Compensation Table
     --------------------------

     The following table sets forth summary information concerning certain compensation awarded or paid to, or earned by, the Named Executive Officers for all services rendered in all capacities to Phage for the years ended December 31, 2000, 1999 and 1998:

                           SUMMARY COMPENSATION TABLE


Annual Compensation(1)                                                       Long Term Compensation
-------------------------------------------------------------------------    -------------------------------------
                                                                             Awards                 Payouts
                                                                             -------------------------------------
Name and             Year      Salary*          Bonus       Other Annual     Securities       Restricted   LTIP      All Other
Principal                      ($)              ($)         Compensation     Under            Shares or    Payouts    Compen-
Position                                                    ($)              Option/          Restricted              sation
                                                                             SAR's            Share         ($)         ($)
                                                                             Granted (#)      Units ($)
-------------------------------------------------------------------------    -------------------------------------------------
Gaetano              2000      $Nil             Nil         Nil              50,000           Nil            Nil         Nil
Morello,             1999      Nil              Nil         Nil              Nil              Nil            Nil         Nil
Director             1998      Nil              Nil         Nil              Nil              Nil            Nil         Nil
Robert Miller,       2000      $Nil             Nil         Nil              Nil              Nil            Nil         Nil
Chairman of the      1999      Nil              Nil         Nil              Nil              Nil            Nil         Nil
Board                1998      Nil              Nil         Nil              Nil              Nil            Nil         Nil
Darren Pylot(2),     2000      $5,000           Nil         Nil              240,000          Nil            Nil         Nil
Chief Financial      1999      $5,000           Nil         Nil              Nil              Nil            Nil         Nil
Officer              1998      $5,000           Nil         Nil              Nil              Nil            Nil         Nil
Richard (3)          2000      $10,000/mo       Nil         Nil              500,000          Nil            Nil         Nil
Honour, CEO          2000      $4,666/mo (4)
and President        1999      $12,000/mo       Nil         Nil              Nil              Nil            Nil         Nil
                     1998      $12,000/mo       Nil         Nil              Nil              Nil            Nil         Nil
Kenneth              2000      $7,000/mo(5)     Nil         Nil              Nil              Nil            Nil         Nil
Lehman,              1999      ----             ---         ---              ---              ---            ---         ---
Treasurer            1998      ----             ---         ---              ---              ---            ---         ---


     1. Perquisites and other personal benefits do not exceed the lesser of $50,000 and 10% if the total of the annual salary and bonus of the named executive officers for the financial year.

     2. Since 1998, Mr. Darren Pylot has received $5,000 per month from Stealth Investments Corp. which in turn has been and continues to receive $15,000 per month from Phage for management services.

     3. Dr. Honour is paid as President & CEO of Phage Therapeutics, Inc., the subsidiary of Phage.

     4. As of November 1, 2000, Dr. Richard Honour is being paid as an employee of Phage Therapeutics, Inc. at a salary of $10,000 per month. From January 1, 2000 to October 31, 2000, Dr. Honour was paid $4,666 per month under a consulting arrangement with Phage Therapeutics, Inc. Dr. Honour was paid as an employee in 1999 and 1998 of Phage Therapeutics, Inc.

     5. Mr. Kenneth Lehman joined Phage on November 1, 2000 and is paid as Controller and Facilities Manager.

     Stock Option Grants
     -------------------

     The following table sets forth information concerning individual grants of stock options made by Phage during the year ended December 31, 2000, to each of the Named Executive Officers:

                                         OPTION GRANTS IN FISCAL YEAR 2000


                                                                                         Potential realizable value
                                                                                         at assumed annual rates
                                                                                         of stock price
                                      Individual Grants                                  appreciation for option
                                                                                         term
---------------------------------------------------------------------------------------  -------------------------------
                                             Percent of
                         Number of         total options/
                         securities        SARs              Exercise
                         underlying        granted to        of base
                         option/SARs       employees in      price          Expiration
Name                     granted (#)       fiscal year(1)    ($/Sh)(2)      date(3)           5% ($)          10% ($)
---------------------------------------------------------------------------------------  -------------------------------
Richard Honour            500,000            35.59%           $0.55          Jan. 3,         350,977.43       442,890.25
                                                                              2005
Darren Pylot              240,000            17.08%           $0.55          Jan. 3,         168,469.17       212,587.32
                                                                              2005
Robert Miller                0                 0%               0              N/A                0               0
Gaetano Morello            50,000            3.56%            $0.75         Oct. 10,          47,860.56       60,394.13
                                                                              2005

Kenneth E. Lehman            0                 0%               0              N/A                0               0

---------------------------------------------------------------------------------------  -------------------------------

     1. In 2000, Phage granted stock options exercisable for a total of 1,405,000 shares of Common Stock to Phage employees, including the Named Executive Officers under all stock option plans maintained by Phage and this number was used in calculating the percentages.

     2. The price of the options are based on the average price of the stock sold in the market at the time of pricing the options.

     3.   Options  shown in the  table  have a term of five  years,  subject  to earlier termination if the optionee ceases employment with Phage. Options shown vest and are exercisable 50% immediately upon granting of the options with 50% exercisable on the first anniversary of the grant date. The vesting of all options issued pursuant to the 2000 Stock Option Plan will be automatically accelerated in the event of a change in control (as defined in the 2000 Stock Option Plan). In addition, the options are subject to certain full or partial accelerated vesting upon the death or disability of the optionee while in the employ of Phage and options vested at the time of termination will remain exercisable for twelve (12) months following optionees termination as provided in the 2000 Stock Option Plan.



     Stock Option Exercises
     ----------------------

     No options were exercised in 2000.





                           -(continued on next page)-

           EMPLOYMENT AND MANAGEMENT AGREEMENTS WITH NAMED EXECUTIVES

     General
     -------

     Dr. Richard Honour, pursuant to an employment agreement with Phage Therapeutics, Inc., dated November 1, 2000, receives a salary of $10,000 per month. From January 1, 2000 to October 31, 2000, Dr. Honour was paid $4,666 as a consultant to Phage Therapeutics, Inc. In 1998 and 1999, Dr. Richard Honour was paid $144,000 per annum as an employee of Phage Therapeutics, Inc. During 2000, Phage Therapeutics, Inc. accrued wages of $20,000 and accrued consulting fees of approximately $55,413 to Dr. Honour. As at December 31, 2000, Phage owed approximately $75,413 to Dr. Honour.

     Mr. Kenneth Lehman, pursuant to an employment agreement dated November 1, 2000 with Phage Therapeutics, Inc. receives a salary of $84,000 per year as Controller. Mr. Lehman also receives $17.00 per hour under another employment agreement he has with Phage Therapeutics, Inc., which was entered in November 1, 2000, for his services as a Facilities Manager. Mr. Lehman does not receive compensation for his duties as Treasurer.

     The Company has a management agreement (the "Management Agreement") dated as of September 1, 1998 and updated as of November 1, 2000, with Phage and Stealth Investments Corp. Stealth Investments Corp. provides day to day management services to Phage which includes investor relations and administrative services. The Management Agreement is terminable by either party with two months notice. The Company originally paid Stealth Investments Corp. $10,000 per month which was increased to $15,000 per month plus related expenses as of November 1, 2000. Stealth Investments Corp. is a privately held British Columbia registered company in which Mr. Darren Pylot is the sole officer, director and shareholder. Mr. Pylot is also the Chief Financial Officer and a Director of Phage.

                              CERTAIN TRANSACTIONS

Related Transactions
--------------------

     Phage has acquired approximately 88% of issued and outstanding share capital of Phage Therapeutics, Inc. through a combination of purchasing stock directly from Phage Therapeutics, Inc. and through completion of a series of share exchange agreements with individual stockholders. Phage intends to pursue and enter into further share exchange agreements with the remaining stockholders of Phage Therapeutics, Inc. in due course to increase its holding to 100%.

     During the 1999 fiscal year, Phage received several loans from Prostar Limited, a shareholder of Phage, which totaled $140,198. The loans bear an interest of 11% per annum are repayable on demand. As of December 31, 1999 the loan totaled $145,943 including interest. As of December 31, 2000, the amount owed to Prostar is $161,407 which includes interest. None of this loan has been paid to Prostar Limited as of yet.

     Phage pays Stealth Investments Corp. for providing management services to Phage at a monthly fee of $15,000. Stealth Investments Corp. is a privately held British Columbia registered company in which Mr. Darren Pylot is the sole officer, director and shareholder. Mr. Pylot is also the Chief Financial Officer and a Director of Phage.

                                  OTHER MATTERS

Section 16 (a) Beneficial Ownership Reporting Compliance

     Section 16 (a) of the Exchange Act requires Phage's executive officers and directors, and person who own more than 10% of a registered class of Phage's equity securities ("Reporting Persons"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Phage became a reporting company on January 16, 2001, therefore no reports under
Section 16 (a) were required to be filed by any Reporting Persons during the year ended December 31, 2000.

Fees Paid to the Independent Auditors

     Audit Fees
     ----------

     The aggregate fees billed by Davidson & Company, Chartered Accountants for professional services rendered for the audit of Phage's annual consolidated financial statements for the year ended December 31, 2000 and the reviews of the unaudited quarterly interim financial statements for the year ended December 31, 2000 ("Audit Services") were CAD $39,948.00 or approximately US $26,014.59.

Stockholder Proposals

     Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in Phage's proxy statement and for consideration at Phage's next annual meeting of stockholders. To be eligible for inclusion in Phage's 2002 proxy statement, your proposal must be received by Phage no later than November 23, 2001 and must otherwise comply with Rule 14a-8 under the Exchange Act. Further, if you would like to nominate a director or bring any other business before the stockholders at the 2002 Annual Meeting, you must notify Phage in writing and such notice must be delivered to or received by the Secretary no later than February 14, 2002. While the Board will consider stockholder proposals, Phage reserves the right to omit from Phage's 2002 proxy statement stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

     To deliver the notices discussed above, you may write to Phage's legal counsel at: Venture Law Corporation, #618 - 688 West Hastings Street, Vancouver, British Columbia, Canada V6B 1P1, Attention: Secretary of Phage Therapeutics International, Inc.

Attendance at the Annual Meeting

     If you plan to attend the Annual Meeting, please bring proof of identification. You will be admitted to the Annual Meeting only if you are listed as a stockholder of record on April 16, 2001. If you hold your shares through a broker or bank or other nominee, you will need to provide evidence of stock ownership by bringing either a copy of the voting instruction form provided by your broker, bank or other nominee or a copy of your account statement showing your share ownership as of April 16, 2001.

                                              By Order of the Board of Directors

                                              /s/ Richard Honour
                                              ----------------------------------
                                              Dr. RICHARD HONOUR
                                              CEO, PRESIDENT, SECRETARY
                                              & DIRECTOR

                                              May 2, 2001

                                  APPENDIX ONE




RESOLUTION NO. 1
----------------

          BE IT RESOLVED, that the following persons be elected and appointed as a director of Phage to hold office until his successor is duly elected and appointed:

                  Richard Honour
                  Darren Pylot
                  Gaetano Morello
                  Robert Miller

RESOLUTION NO. 2
----------------

          BE IT RESOLVED, Davidson & Company, Chartered Accountants are hereby ratified as the auditors of Phage for the current fiscal year

RESOLUTION NO. 3
----------------

          BE IT RESOLVED, that the Board of Directors of Phage are hereby authorized to transact such further other business as may properly come before the meeting and any adjournments thereof.

                                         Phage Therapeutics International Inc.



                                      PROXY

                                 ANNUAL MEETING
                              Tuesday, May 22, 2001

                 THIS PROXY IS SOLICITED BY MANAGEMENT OF PHAGE


The undersigned member of Phage Therapeutics International, Inc. (the "Company") hereby appoints Richard Honour or ____________________ or instead of either of them _______________________as proxyholder for and on behalf of the undersigned with full power of substitution, to attend, vote and otherwise act for and on behalf of the undersigned in respect of all matters that may come before the Annual Meeting of Shareholders to be held at 19017 - 120th Avenue NE, Suite 102, Bothell, Washington, on May 22, 2001 and at any adjournment thereof. The undersigned hereby undertakes to ratify and confirm all the said proxy may do by virtue hereof, and hereby revokes any proxy previously given. WITHOUT LIMITING THE GENERAL AUTHORIZATION AND POWER HEREBY GIVEN, ALL THE SHARES REGISTERED IN THE NAME OF THE UNDERSIGNED ARE TO BE VOTED AS INDICATED BELOW AND MAY BE VOTED IN THE DISCRETION OF SUCH PROXY WITH RESPECT TO AMENDMENTS OR VARIATIONS TO THE MATTERS IDENTIFIED IN THE NOTICE OF THE MEETING OR OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. IF NO CHOICE IS SPECIFIED, HE SHALL VOTE AS IF THE UNDERSIGNED HAD SPECIFIED AN AFFIRMATIVE VOTE:

I direct my proxy to vote as follows:

1. To elect the following person as a director of the Company until the next annual meeting:

      Richard Honour                                         FOR [ ] AGAINST [ ]
      Darren Pylot                                           FOR [ ] AGAINST [ ]
      Gaetano Morello                                        FOR [ ] AGAINST [ ]
      Robert Miller                                          FOR [ ] AGAINST [ ]

2. To ratify Davidson & Company, Chartered Accountants as the auditors of the Company for the current fiscal year:

                                                             FOR [ ] AGAINST [ ]

3. To vote in his discretion upon such other matters as may properly come before the Meeting.

                                                             FOR [ ] AGAINST [ ]


The undersigned hereby revokes any proxy previously given.

EXECUTED on the ____day of ____________, 2001.



                                -------------------------------------------
                                Signature of Member(s)

                                -------------------------------------------
                                Name of Member(s) (Please print clearly)

                                -------------------------------------------
                                Address

                                -------------------------------------------
                                City/Province

                                -------------------------------------------
                                Number of Shares Held

PROXY INSTRUCTIONS

     The shares represented by this proxy will, on any poll, be voted as the member may have specified by marking an "X" in the spaces provided for that purpose. IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED AS IF THE SHAREHOLDER HAD SPECIFIED AN AFFIRMATIVE VOTE.

     IF THE MEMBER DOES NOT WISH TO APPOINT EITHER OF THE PERSONS NAMED IN THIS PROXY, HE SHOULD INSERT IN THE BLANK SPACE PROVIDED THE NAME OF THE PERSON HE WISHES TO ATTEND AND ACT AS HIS PROXYHOLDER. THAT PERSON NEED NOT BE A MEMBER OF THE COMPANY. IF THE INSTRUCTIONS BY THE MEMBER ON THIS PROXY ARE CERTAIN, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED ON ANY POLL AND WHERE THE MEMBER SPECIFIES A CHOICE WITH RESPECT TO ANY MATTER TO BE ACTED ON, THE SHARES WILL BE VOTED ON ANY POLL IN ACCORDANCE WITH THE SPECIFICATIONS SO MADE.

     No matters other than those stated in the attached notice will, at present, be considered at the Meeting but, if such matters should arise, proxies will be voted in accordance with the instructions of the member voting by proxy. IF THE MEMBERS VOTE FOR SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED AT THE DISCRETION OF THE PROXYHOLDER NAMED.

     This proxy may not be valid unless it is dated and signed by the member or by his attorney duly authorized by him in writing, or, in the case of a corporation, is executed under its corporate seal or by an officer or officers or attorney for the corporation duly authorized. If this proxy is executed by an attorney for an individual member or joint members or by an officer or officers or attorney of a corporate shareholder not under its corporate seal, the instrument so empowering the officer or officers or the attorney, as the case may be, or a notarial copy thereof, should accompany the proxy.

     This proxy may not be used at the Meeting unless it is deposited at the office of Venture Law Corporation, 618 - 688 West Hastings Street, Vancouver, British Columbia, V6B 1P1, fax number: (604) 659-9178, not later than 24 hours, excluding Saturdays, Sundays and holidays, before the time of the Meeting. The Chairman of the meeting has the discretion to accept late proxies.